                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

[MORNINGSTAR RATINGS LOGO]

SEEKS GROWTH OF CAPITAL

Kemper
Value+Growth Fund

     "... Although growth stocks are selling at unprecedented price-to- earnings multiples, many are also directly in the path of extraordinary growth prospects...Meanwhile, many of the lagging value stocks...are deeply undervalued and offer compelling upside. ..."

                                                             [KEMPER FUNDS LOGO]

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
10
INDUSTRY SECTORS
11
LARGEST HOLDINGS
12
PORTFOLIO OF INVESTMENTS
18
FINANCIAL STATEMENTS
21
FINANCIAL HIGHLIGHTS
23
NOTES TO FINANCIAL STATEMENTS
27
REPORT
OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER VALUE+GROWTH FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                               KEMPER VALUE+GROWTH FUND CLASS     KEMPER VALUE+GROWTH FUND CLASS
KEMPER VALUE+GROWTH FUND CLASS A                                             B                                  C
--------------------------------                               ------------------------------     ------------------------------
17.42%                                                                     16.58%                             16.58%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                     AS OF      AS OF
                                    11/30/99   11/30/98
 ...........................................................
    KEMPER VALUE+GROWTH FUND CLASS
    A                                $18.30     $15.82
 ...........................................................
    KEMPER VALUE+GROWTH FUND CLASS
    B                                $17.68     $15.40
 ...........................................................
    KEMPER VALUE+GROWTH FUND CLASS
    C                                $17.68     $15.40
 ...........................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, THE KEMPER VALUE+GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                        CLASS                 CLASS                 CLASS
                                          A                     B                     C
 .....................................................................................................
    LONG-TERM
    CAPITAL GAIN                        $0.23                 $0.23                 $0.23
 .....................................................................................................



YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER VALUE+GROWTH FUND IN THE LARGE BLEND
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

TERMS TO KNOW

BOTTOM-UP An investment strategy wherein the final sector and other allocations (for instance, growth versus value) are the end result of individual stock-selection decisions. In contrast, in a top-down strategy, sector weightings and allocations are made first, and then stocks are bought or sold to maintain the weightings.

CAPITALIZATION-WEIGHTED INDEX A pool of stocks in which the returns of individual companies are weighted in proportion to the size of the company. The S&P 500 index and Russell 1000 index are both capitalization-weighted benchmarks.

G7 The Group of Seven (G7) is an economic alliance of seven leading nations, including the United States.

GROWTH STOCK Stock of a company expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because growth stocks are typically in demand, they often carry higher price tags. Growth stocks may also be subject to greater volatility than value stocks, based on changing perceptions of their potential.

PRICE-TO-EARNINGS RATIO (P/E RATIO) A company's stock price divided by its annual earnings per share. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for each unit of earnings.

VALUE STOCK A stock considered to be a bargain or "on sale" because it is perceived as undervalued relative to a measure of its true worth, such as earnings potential, book value, cash flow or dividend yield.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE
[HALL PHOTO]

LEAD PORTFOLIO MANAGER DONALD HALL JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1982. HE IS A CHARTERED FINANCIAL ANALYST. PORTFOLIO MANAGER WILLIAM WALLACE CONTRIBUTES NEARLY 20 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND. HE IS ALSO A CHARTERED FINANCIAL ANALYST.
HALL AND WALLACE ARE SUPPORTED BY SCUDDER KEMPER INVESTMENTS' LARGE STAFF OF ANALYSTS, RESEARCHERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN THIS SECTION, LEAD PORTFOLIO MANAGER DONALD HALL DISCUSSES THE MARKET CLIMATE DURING THE PAST FISCAL YEAR AND THE FACTORS THAT DROVE THE FUND'S PERFORMANCE. HE ALSO PROVIDES AN OVERVIEW OF HOW THE PORTFOLIO MANAGEMENT TEAM SELECTS GROWTH AND VALUE STOCKS.

Q     HOW DID KEMPER VALUE+GROWTH FUND PERFORM DURING THE ANNUAL PERIOD?

A     For the one-year period ending November 30, 1999, Kemper Value+Growth Fund gained 17.42 percent (Class A shares, unadjusted for any sales charges). During this same period, the average for the Morningstar large-cap blend fund category was 18.87 percent. The Russell 1000 index gained 21.30 percent, and the Standard & Poor's 500 (S&P 500) climbed 20.89 percent.

  As we'll discuss in greater detail, we did reposition the portfolio during the fiscal year, and we are pleased to report that the fund picked up steam as the period progressed. The fund earned 8.54 percent (Class A shares unadjusted for sales charge) in the second half of the period, surpassing the Russell 1000, up
7.45 percent, and the S&P 500, up 7.36 percent.

  Returns of the popular indices, such as the S&P 500, were particularly difficult to match over the last year as capitalization-weighted indices (see Terms To Know on page 2) substantially outperformed the average U.S. stock.

Q     BEFORE DISCUSSING THE FUND IN GREATER DETAIL, COULD YOU HIGHLIGHT SOME OF
THE EVENTS AND THEMES THAT SHAPED THE DOMESTIC EQUITY MARKET DURING THE ANNUAL PERIOD?

A     When the fund began its fiscal year on December 1, 1998, the markets were rebounding briskly from the Russian debt debacle. As you may recall, in August 1998, the Russian debt default triggered a global financial meltdown, in which stocks of all kinds corrected sharply. The crisis climate abated quickly, though. The Federal Reserve's interest-rate cut and the G7's (see Terms To Know on page 2) cohesive economic bailout plans were well received, and investors returned enthusiastically to the market in the fourth quarter of 1998. Low inflation and unemployment, and high consumer confidence also contributed to a generally positive domestic-market climate.

  Not all stocks participated in this rebound, however. Because investors remained anxious about market volatility, they generally favored large-cap domestic growth stocks over smaller-cap and value stocks. Technology stocks also performed extremely well, as excitement about the Internet's meteoric growth propelled many technology stocks to new heights.

  The climate changed markedly in the spring of 1999. As concerns about increasing interest rates and energy prices (often signals of an accelerating economy and inflationary environment) loomed larger, investors turned away from growth stocks. Value-oriented stocks took the lead, and smaller-cap stocks also moved forward. Meanwhile, many technology stocks tumbled.

  Within a few months, the markets changed direction again, rotating back to large-cap growth stocks. Investors became less concerned about additional interest-rate increases. Continued low inflation, good corporate profits and

PERFORMANCE UPDATE

productivity, and high consumer confidence pointed to a continuation of slow, steady and sustainable economic growth -- a scenario that favors growth stocks.

Q     YOU TOOK THE HELM OF THE FUND DURING THE SECOND HALF OF THE FISCAL YEAR.
IS THE FUND'S OBJECTIVE
THE SAME?

A     Kemper Value+Growth Fund continues to seek long-term capital growth by investing primarily in large-company stocks issued by U.S. companies. The fund's secondary objective is a reduced level of risk over a full market cycle, compared with pure value-stock or growth-stock funds.

Q     IS THE INVESTMENT PROCESS THE SAME, AS WELL?

A     While quantitative research continues to be a cornerstone of our process, we have increased the emphasis on fundamental research. We use a quantitative process that flows from an intensive traditional research effort by Scudder Kemper Investments' large staff of analysts. The goal of traditional research is to anticipate events a step ahead of the market, while the quantitative process is extremely helpful in organizing and synthesizing a large amount of information. Pairing the two disciplines in this way provides us with a unique opportunity to serve the fund's shareholders.

Q     COULD YOU TELL US MORE ABOUT YOUR TEAM'S INVESTMENT PROCESS?

A     Our investment process seeks to benefit from two market forces: first, the tendency of stocks to revert to their intrinsic value; and second, the impact of persistent growth trends that are underestimated by investors.

  We begin with independently derived fundamental data, such as current earnings, growth projections and quality ratings. Using these measures we calculate each company's "intrinsic value." We then use a proprietary system to rank stocks by market price-to-value ratios. (While intrinsic value is more complicated than a simple price-to-earnings [P/E] ratio, there is a correlation between the two measures.)

  We also rank stocks by directional growth measures, such as changes in earnings expectations. Here's why: If intrinsic value were all that we considered in our approach, the portfolio would be heavily skewed toward low-P/E value stocks. Directional measures provide clues for identifying open-ended sustainable growth stocks. In these situations, the stock's P/E may be high today, but because future earnings are underestimated, the intrinsic value is also underestimated.

Q     PLEASE DESCRIBE HOW YOUR INVESTMENT PROCESS RELATES TO THE SELECTION OF
GROWTH AND VALUE STOCKS.

A     Our goal is to provide shareholders with exposure to the "best" value stocks and the "best" growth stocks.

  Value: The best value stocks are those that are selling well below our calculated intrinsic value. Usually, this means they carry low price-to-earnings ratios, while offering steady or improving earnings prospects. For these undervalued stocks, the earnings-growth outlook may be unexciting. However, because these stocks are significantly undervalued, even steady or modest growth can provide substantial upside to the stock. Currently, Bell Atlantic fits our profile for an attractive value stock. As such, it is currently among the fund's top 10 holdings. While this telecommunication-services provider may not have rapidly accelerating growth, its competitive position, and low P/E ratio -- paired with double-digit growth driven by data transmission, wireless services and long distance -- makes it an exemplary value choice. Other new value additions include Royal Dutch Petroleum, PECO Energy and Emerson Electric.

  Growth: The best growth stocks are those with strong competitive positions that are projected to enjoy above-average, long-term growth in earnings and revenue. These stocks are also currently experiencing accelerating near-term positive earnings revisions, and they occupy the "sweet spot" of a large and open-ended growth opportunity. Sun Microsystems, another of our largest holdings, demonstrates these principles. A leading hardware provider, Sun Microsystems is a key beneficiary of the build-out of the Internet's infrastructure and e-commerce. While Sun Microsystems' stock price may be high relative to certain traditional measures, the company is well-positioned for exciting accelerating growth. Other new growth additions include Nokia, Qualcomm and TV Guide.

Q     COULD YOU DISCUSS HOW THE IMPLEMENTATION OF THE NEW MANAGEMENT STRATEGY
HAS CHANGED THE OVERALL COMPLEXION OF THE FUND?

A     Most notably, we increased the market capitalization of the portfolio to be closer to those of popular large-cap indices such as the

PERFORMANCE UPDATE

S&P 500 index and the Russell 1000 index. So far, this move toward larger companies has been productive -- the fund outperformed the S&P 500 index in the six months since June 1, 1999.

  Also, we've reduced the number of stocks in the portfolio. At the start of the fiscal year, the fund held more than 270 stocks; now it holds 161. We believe that the current number of holdings provides a prudent level of diversification, without overdiluting the return potential of our top-performing stocks.

Q     AS THEY WERE AT THE SEMIANNUAL MARK, THE FUND'S ASSETS ARE FAIRLY EQUALLY
DIVIDED BETWEEN GROWTH AND VALUE STOCKS. COULD YOU ELABORATE ON THE FACTORS THAT HAVE SHAPED THE GROWTH/VALUE ALLOCATION?

A     In the current market climate, there is an unusual standoff between what is generally thought of as "growth" and "value." Never before have we seen such a separation of P/Es, with opportunities in both groups. Because of low growth, many attractively valued stocks -- such as AMR (the parent of American Airlines) and Ford Motor -- are selling at very depressed single-digit P/E multiples offering substantial upside from P/E expansion. On the growth side, Cisco Systems and America Online are trading at triple-digit multiples. While these multiples are extraordinary, the Internet-driven growth potential is also extraordinary. Even with all the hype, the earnings outlooks for these leading companies have been routinely underestimated.

  The key factor that is likely to influence the mix of value and growth will be a change in the pace of overall economic activity. If the economy weakens, we would expect the portfolio to tilt more toward growth-oriented stocks. Should the economy accelerate, value stocks are likely to enjoy a greater improvement in earnings expectations than growth stocks, and the portfolio would tilt toward value.

  Keep in mind, however, that we're bottom-up stock pickers (see Terms To Know on page 2). The final allocations to growth and value -- as well as to individual industries -- are the result of individual stock-selection decisions.

Q     AS A RESULT OF THE TRANSITION, HAVE THE SHAREHOLDERS INCURRED UNUSUALLY
HIGH CAPITAL GAINS?

A     Throughout the transition process, we were vigilant about the potential impact of capital gains. In 1999, the fund paid a per-share long-term capital gain distribution of $0.99.

Q     WHAT WORKED OUT WELL FOR THE FUND?

A     Technology holdings contributed significantly to performance during the period. Many of the fund's stocks benefited tremendously from the growth of the Internet and electronic commerce. Leading stocks were from a variety of industries, including software (Veritas Software, Intuit, Mercury Interactive, Microsoft), networking (Cisco Systems), computer hardware (Sun Microsystems, Gateway) and semiconductors (Intel, Xilinx, QLogic Corp.).

  Biotech stocks such as MedImmune, Biogen and Amgen also bolstered gains. These companies offer good product niches and stronger prospects for growth compared with many of the larger pharmaceutical companies. Growth retailers, such as Wal-Mart and Home Depot, were also above-average performers.

Q     DESPITE THE FUND'S 17.42 PERCENT GAIN (A SHARES UNADJUSTED FOR A SALES
CHARGE) DURING THE YEAR, WERE THERE FACTORS THAT IMPEDED PERFORMANCE?

A     The fund's earlier market-cap tilt hindered relative performance. Although the fund invested in large companies throughout the annual period, the fund did not have ample exposure to the largest-cap names until the final months of the fiscal year. Given the narrowness of the market and investors' penchant for large-cap growth stocks, this tilt toward the mid-cap zone was disadvantageous. However, as we noted, we have increased the fund's average market capitalization upward, a move that has translated into improved performance.

  The value side of the portfolio generally struggled. Financial-services stocks were mixed at best. These stocks were hit particularly hard in the wake of the August 1998 debt default. They did gain back some ground in the months that followed, only to be beleaguered in 1999's rising-rate environment. Many financial-services companies are attractively valued -- including Bank of America, Morgan Stanley Dean Witter, and Travelers Property and Casualty -- and could benefit from the recent passage of the Gramm-Leach-Bliley Act of 1999.

  While exposure to cyclically oriented stocks did help performance in the second quarter of 1999, many of these stocks lost considerable ground during the final months of the year despite a strong economy as the markets tilted back to the more exciting technology sector. In a complex litigation and regulatory climate, tobacco stocks (Philip Morris, U.S. Tobacco) also dampened performance. Exposure there has been substantially reduced.

PERFORMANCE UPDATE

Q     AS WE ENTER THE NEW FISCAL YEAR -- AND THE NEW MILLENNIUM -- DO YOU HAVE
ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A     As we move into the next fiscal year, we are comfortable with the outlook for the market. We see a continuation of growth in the economy, without significantly higher inflation -- the ideal environment for investors. Yet, because the markets are already very high relative to longer-term trends, we would not be surprised to see a lower -- though still robust -- level of market appreciation than in recent years.

  We also believe the Kemper Value+Growth Fund is well positioned due to the many attractive opportunities among both value-style and growth-style stocks. Although growth stocks are selling at unprecedented price-to-earnings multiples, many are also directly in the path of extraordinary growth prospects, especially those participating in the build-out of the Internet and wireless communications. Meanwhile, many of the lagging value stocks, such as financials and transportation, are deeply undervalued and offer compelling upside potential. In this environment, we believe the flexibility of the fund is a significant advantage. We look forward to seeking the best growth and value opportunities on behalf of the fund's shareholders.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                     LIFE
                                                 1-YEAR   3-YEAR   OF CLASS
--------------------------------------------------------------------------------------------------
    KEMPER VALUE+GROWTH FUND CLASS A             10.63%   14.44%    18.90%    (since 10/16/95)
 ..................................................................................................
    KEMPER VALUE+GROWTH FUND CLASS B             13.58    15.32     19.39     (since 10/16/95)
 ..................................................................................................
    KEMPER VALUE+GROWTH FUND CLASS C             16.58    15.79     19.67     (since 10/16/95)
 ..................................................................................................

KEMPER VALUE+GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/95 to 11/30/99
[LINE GRAPH]

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS A(1)             RUSSELL 1000+          COMPOSITE STOCK INDEX++
                                                   -------------------            -------------          -----------------------
10/31/95                                                   9429                       10000                       10000
                                                           9961                       10605                       10592
                                                          11034                       11646                       11533
12/31/96                                                  12506                       12986                       12738
                                                          14214                       15403                       15222
                                                          15572                       17252                       16688
6/30/98                                                   17560                       20048                       19499
                                                          18512                       21914                       21139
                                                          19686                       24445                       23606
11/30/99                                                  20284                       24992                       23888

KEMPER VALUE+GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 10/31/95 to 11/30/99
[LINE GRAPH]

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS B(1)             RUSSELL 1000+          COMPOSITE STOCK INDEX++
                                                   -------------------            -------------          -----------------------
10/31/95                                                  10000                       10000                       10000
                                                          10554                       10605                       10592
                                                          11641                       11646                       11533
12/31/96                                                  13139                       12986                       12738
                                                          14884                       15403                       15222
                                                          16225                       17252                       16688
6/30/98                                                   18219                       20048                       19499
                                                          19126                       21914                       21139
                                                          20256                       24445                       23606
11/30/99                                                  20625                       24992                       23888

KEMPER VALUE+GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 10/31/95 to 11/30/99
[LINE GRAPH]

                                                   KEMPER VALUE+GROWTH                                    STANDARD & POOR'S 500
                                                      FUND CLASS C(1)             RUSSELL 1000+          COMPOSITE STOCK INDEX++
                                                   -------------------            -------------          -----------------------
10/31/95                                                  10000                       10000                       10000
                                                          10554                       10605                       10592
                                                          11651                       11646                       11533
12/31/96                                                  13150                       12986                       12738
                                                          14873                       15403                       15222
                                                          16236                       17252                       16688
6/30/98                                                   18196                       20048                       19499
                                                          19126                       21914                       21139
                                                          20268                       24445                       23606
11/30/99                                                  20821                       24992                       23888

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS OVER THE PERIODS
  SPECIFIED, ASSUMING REINVESTMENT OF
  ALL DIVIDENDS AND, WHERE INDICATED,
  ADJUSTMENT FOR THE MAXIMUM SALES
  CHARGE. THE MAXIMUM SALES CHARGE FOR
  CLASS A SHARES IS 5.75%. FOR CLASS B
  SHARES THE MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC) IS 4%. CLASS C
  SHARES HAVE NO SALES CHARGE
  ADJUSTMENT, BUT REDEMPTIONS WITHIN ONE
  YEAR OF PURCHASE MAY BE SUBJECT TO A
  CONTINGENT DEFERRED SALES CHARGE OF
  1%. SHARE CLASSES INVEST IN THE SAME
  UNDERLYING PORTFOLIO. AVERAGE ANNUAL
  TOTAL RETURN REFLECTS ANNUALIZED
  CHANGE WHILE TOTAL RETURN REFLECTS
  AGGREGATE CHANGE. DURING THE PERIODS
  NOTED, SECURITIES PRICES FLUCTUATED.
  FOR ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS AND STATEMENT OF ADDITIONAL
  INFORMATION AND THE FINANCIAL
  HIGHLIGHTS AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER
    VALUE+GROWTH FUND WITH THE INDICES,
    YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

   +THE RUSSELL 1000 INDEX IS AN
    UNMANAGED INDEX THAT COMPRISES 1000
    OF THE LARGEST-CAPITALIZED U.S.
    COMPANIES WHOSE COMMON STOCKS TRADE
    IN THE UNITED STATES ON THE NEW YORK
    STOCK EXCHANGE, AMERICAN STOCK
    EXCHANGE AND NASDAQ. THIS LARGE-CAP
    MARKET-ORIENTED INDEX IS HIGHLY
    CORRELATED WITH THE S&P 500 INDEX.
    SOURCE IS WIESENBERGER.

  ++THE STANDARD & POOR'S 500 STOCK
    INDEX IS AN UNMANAGED INDEX THAT
    COMPRISES 500 LARGE-CAP U.S.
    COMPANIES AND IS GENERALLY
    REPRESENTATIVE OF THE U.S. STOCK
    MARKET. SOURCE IS WIESENBERGER.

INDUSTRY SECTORS

INDUSTRY SECTORS

Data shows the percentage of the common stocks in the portfolio that each sector represented on November 30, 1999, and November 30, 1998.

                                  [BAR GRAPH]

                                                                KEMPER VALUE+GROWTH FUND ON        KEMPER VALUE+GROWTH FUND ON
                                                                          11/30/99                           11/30/98
                                                                ---------------------------        ---------------------------
Technology                                                                 23.60                              19.90
Finance                                                                    15.00                              22.80
Communication Services                                                     14.20                               0.00
Consumer non-durables                                                      13.90                              22.10
Capital goods                                                              11.70                              12.90
Health care                                                                11.60                              11.00
Energy                                                                      6.40                               2.80
Transportation                                                              1.30                               2.40
Basic industries                                                            1.30                               5.10
Utilities                                                                   1.00                               1.00

A COMPARISON WITH THE S&P 500 INDEX(+)

Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper Value+Growth Fund represented on November 30, 1999, compared to the industry sectors that make up the S&P 500 index.

                                  [BAR GRAPH]

                                                                KEMPER VALUE+GROWTH FUND ON       STANDARD & POOR'S 500 INDEX ON
                                                                          11/30/99                           11/30/99
                                                                ---------------------------       ------------------------------
Technology                                                                  26.5                               23.5
Finance                                                                     16.4                               15.5
Communication Services                                                      14.4                                8.5
Consumer non-durables                                                       13.9                               20.9
Capital goods                                                               12.8                                8.4
Health care                                                                  7.4                               10.7
Energy                                                                       6.5                                5.9
Utilities                                                                    1.1                                2.8
Transportation                                                               1.0                                0.8
Basic industries                                                             0.0                                3.0

* THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED INDEX THAT COMPRISES 500 LARGE-CAP U.S. COMPANIES AND IS GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 22.9 percent of the fund's total net assets on November 30, 1999

--------------------------------------------------------------------------------------
             HOLDINGS                                                          PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.           MICROSOFT                     Developer, marketer and supporter     4.1%
                                           of a variety of software,
                                           operating systems, language and
                                           application programs.
--------------------------------------------------------------------------------------
2.           BELL ATLANTIC                 Provider of information and           3.3%
                                           telecommunications services.
                                           Subsidiaries provide telephone
                                           services to the mid-Atlantic
                                           region, cellular
                                           telecommunications, software,
                                           network support and computer
                                           maintenance.
--------------------------------------------------------------------------------------
3.           CISCO SYSTEMS                 Large, comprehensive supplier of      2.4%
                                           routing software and related
                                           systems that direct the flow of
                                           data between local networks.
--------------------------------------------------------------------------------------
4.           HOME DEPOT                    Operator of retail stores             2.1%
                                           carrying building supplies and
                                           home-improvement products.
--------------------------------------------------------------------------------------
5.           AMERICA ONLINE                Global leader in consumer on-line     2.1%
                                           services, including Internet
                                           access, E-mail, software and
                                           computer support.
--------------------------------------------------------------------------------------
6.           MCI WORLDCOM                  Provider of intrastate,               1.9%
                                           interstate and international
                                           long-distance voice and data
                                           services
--------------------------------------------------------------------------------------
7.           CHASE MANHATTAN               Holding company for subsidiaries      1.9%
                                           that provide financial services
                                           in the United States and abroad.
                                           Services include consumer
                                           financing, real-estate financing,
                                           investment banking, discount
                                           brokerage, security trading,
                                           leasing, credit cards and
                                           computer banking.
--------------------------------------------------------------------------------------
8.           ROYAL DUTCH PETROLEUM         Operations include the                1.8%
                                           exploration and processing of oil
                                           and natural gas. Other divisions
                                           are involved in the production of
                                           base and industrial chemicals.
--------------------------------------------------------------------------------------
9.           SUN MICROSYSTEMS              A provider of high-performance        1.7%
                                           workstations, servers and
                                           networking software for the
                                           engineering, scientific,
                                           commercial and technical
                                           industries.
--------------------------------------------------------------------------------------
10.          BANK OF AMERICA CORP.         Bank of America Corporation is        1.6%
                                           the holding company for Bank of
                                           America and NationsBank. The
                                           Company provides retail banking
                                           services, asset management,
                                           financial products, corporate
                                           finance, specialized finance,
                                           capital markets, and financial
                                           services.
--------------------------------------------------------------------------------------

*The fund's holding's are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE+GROWTH FUND
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL
    REPURCHASE AGREEMENTS--.3%                                                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
                                              State Street Bank and Co. dated 11/30/1999 at
                                                5.63%, to be repurchased at $534 on
                                                12/01/1999(b) (Cost $534)                       $    534    $    534
                                              --------------------------------------------------------------------------
    SHORT TERM NOTES--1.7%                    Federal Home Loan Discount Note,
                                                5.41%**, 12/02/1999                                2,000       2,000
                                              Xerox Capital Corp.,
                                                5.45%**, 12/03/1999                                1,000       1,000
                                              --------------------------------------------------------------------------
                                              TOTAL SHORT-TERM NOTES
                                              (Cost $3,000)                                                    3,000
                                              --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
    COMMON STOCKS--98.0%                                                                         SHARES
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--11.4%                     Nokia Oy "A" (ADR)                                   7,400       1,022
    CELLULAR TELEPHONE--.9%                   Vodafone Group PLC (ADR)                            10,000         472
                                              --------------------------------------------------------------------------
                                                                                                               1,494

    TELEPHONE/                                AT&T Corp.                                          35,900       2,006
    COMMUNICATIONS--10.5%                     Bell Atlantic Corp.                                 90,900       5,755
                                              BellSouth Corp.                                     42,700       1,972
                                              BroadWing Inc.                                      15,100         440
                                              GTE Corp.                                           34,000       2,482
                                              MCI WorldCom, Inc.*                                 39,800       3,291
                                              Nortel Networks Corp.                                9,000         666
                                              SBC Communications, Inc.                            31,000       1,610
                                              --------------------------------------------------------------------------
                                                                                                              18,222
------------------------------------------------------------------------------------------------------------------------
    CONSUMER
    DISCRETIONARY--7.3%

    APPAREL & STORES--.7%                     Liz Claiborne Inc.                                   6,200         232
                                              Tommy Hilfiger Corp.*                               37,700         928
                                              --------------------------------------------------------------------------
                                                                                                               1,160

    DEPARTMENT &                              Federated Department Stores, Inc.*                   8,700         409
    CHAIN STORES--4.8%                        Home Depot, Inc.                                    46,700       3,692
                                              May Department Stores                               18,600         625
                                              Shopko Stores, Inc.*                                14,100         320
                                              The Gap, Inc.                                       33,500       1,357
                                              TJX Companies, Inc.                                  8,000         210
                                              Wal-Mart Stores, Inc.                               28,800       1,660
                                              --------------------------------------------------------------------------
                                                                                                               8,273

    HOTELS & CASINOS--.2%                     Carnival Corp. "A"                                   8,500         375
                                              --------------------------------------------------------------------------

    RECREATIONAL PRODUCTS--.3%                Harley-Davidson, Inc.                                7,100         433
                                              --------------------------------------------------------------------------

    RESTAURANTS--1.0%                         McDonald's Corp.                                    40,100       1,805
                                              --------------------------------------------------------------------------

    SPECIALTY RETAIL--.3%                     Sotheby's Holdings, Inc. "A"                        17,500         546
                                              --------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--3.3%                    Anheuser-Busch Companies, Inc.                      10,200    $    762
    ALCOHOL & TOBACCO--1.1%                   Philip Morris Companies, Inc.                       14,500         382
                                              UST, Inc.                                           27,600         735
                                              --------------------------------------------------------------------------
                                                                                                               1,879

    FOOD & BEVERAGE--1.1%                     Albertson's Inc.                                     9,100         291
                                              Bestfoods                                            7,900         433
                                              Dean Foods Co.                                       9,000         356
                                              PepsiCo, Inc.                                       16,200         560
                                              Unilever N.V.                                        5,357         292
                                              --------------------------------------------------------------------------
                                                                                                               1,932

    PACKAGE GOODS/                            Kimberly-Clark Corp.                                16,200       1,035
    COSMETICS--1.1%                           Procter & Gamble Co.                                 8,800         950
                                              --------------------------------------------------------------------------
                                                                                                               1,985
------------------------------------------------------------------------------------------------------------------------

    DURABLES--6.0%                            AlliedSignal Inc.                                   11,400         682
    AEROSPACE--2.2%                           Boeing Co.                                          20,700         845
                                              Northrop Grumman Corp.                              12,200         685
                                              Rockwell International Corp.                        15,400         764
                                              United Technologies Corp.                           14,482         818
                                              --------------------------------------------------------------------------
                                                                                                               3,794

    AUTOMOBILES--1.7%                         Dana Corp.                                          11,000         305
                                              Ford Motor Co.                                      53,100       2,682
                                              --------------------------------------------------------------------------
                                                                                                               2,987

    CONSTRUCTION/AGRICULTURAL                 PACCAR, Inc.                                        13,200         543
    EQUIPMENT--.3%
                                              --------------------------------------------------------------------------

    TELECOMMUNICATIONS                        Lucent Technologies, Inc.                           34,910       2,551
    EQUIPMENT--1.8%                           Scientific-Atlanta, Inc.                             9,900         577
                                              --------------------------------------------------------------------------
                                                                                                               3,128
------------------------------------------------------------------------------------------------------------------------

    ENERGY--6.3%                              Burlington Resources, Inc.                           9,900         333
    OIL & GAS PRODUCTION--2.4%                Imperial Oil Ltd.                                   36,000         845
                                              Royal Dutch Petroleum Co. (New York shares)         52,600       3,051
                                              --------------------------------------------------------------------------
                                                                                                               4,229

    OIL COMPANIES--3.9%                       Ashland Inc.                                        29,600         999
                                              Chevron Corp.                                       18,700       1,656
                                              Exxon Corp.                                         20,300       1,610
                                              Mobil Corp.                                         12,000       1,252
                                              Texaco, Inc.                                        20,800       1,268
                                              --------------------------------------------------------------------------
                                                                                                               6,785
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--15.2%                          Bank of America Corp.                               46,531       2,722
    BANKS--5.0%                               Chase Manhattan Corp.                               41,600       3,213
                                              Compass Bancshares, Inc.                            27,700         703
                                              J.P. Morgan & Co., Inc.                              4,600         605
                                              Washington Mutual, Inc.                              9,644         280
                                              Wells Fargo & Co.                                   24,200       1,125
                                              --------------------------------------------------------------------------
                                                                                                               8,648

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE

    INSURANCE--5.4%                           AFLAC, Inc.                                          4,100    $    196
                                              AMBAC Financial Group, Inc.                         16,700         910
                                              American International Group, Inc.                  18,000       1,859
                                              Cigna Corp.                                          7,000         576
                                              MBIA, Inc.                                           6,400         320
                                              MGIC Investment Corp.                                7,200         407
                                              Nationwide Financial Services, Inc. "A"             24,000         863
                                              PMI Group, Inc.                                      9,100         454
                                              Providian Financial Corp.                            9,650         764
                                              Radian Group, Inc.                                  18,073         883
                                              St. Paul Companies, Inc.                            26,500         800
                                              Travelers Property Casualty Corp. "A"               28,400         945
                                              XL Capital Ltd. "A"                                  8,453         431
                                              --------------------------------------------------------------------------
                                                                                                               9,408

    CONSUMER FINANCE--2.0%                    Associates First Capital Corp.                      32,290       1,074
                                              Capital One Finance Corp.                           10,800         502
                                              Citigroup, Inc.                                     23,800       1,282
                                              Household International, Inc.                       14,300         566
                                              --------------------------------------------------------------------------
                                                                                                               3,424

    OTHER FINANCIAL                           Doral Financial Corp.                               27,500         328
    COMPANIES--2.8%                           Federal Home Loan Mortgage Corp.                    20,000         988
                                              Federal National Mortgage Association               15,200       1,013
                                              Legg Mason Inc.                                     11,300         398
                                              Morgan Stanley Dean Witter & Co.                    18,100       2,183
                                              --------------------------------------------------------------------------
                                                                                                               4,910
------------------------------------------------------------------------------------------------------------------------

    HEALTH--10.9%                             Amgen Inc.*                                         15,600         711
    BIOTECHNOLOGY--1.5%                       Biogen, Inc.*                                        6,800         497
                                              MedImmune, Inc.*                                    11,500       1,382
                                              --------------------------------------------------------------------------
                                                                                                               2,590

    HEALTH INDUSTRY                           Cardinal Health, Inc.                               16,387         857
    SERVICES--.7%                             MedQuist, Inc.*                                     14,100         402
                                              --------------------------------------------------------------------------
                                                                                                               1,259

    HOSPITAL MANAGEMENT--.5%                  Columbia/HCA Healthcare Corp.                       32,700         891
                                              --------------------------------------------------------------------------

    MEDICAL SUPPLY &                          Baxter International Inc.                            8,900         601
    SPECIALTY--2.3%                           MiniMed Inc.*                                       12,800         939
                                              VISX Inc.*                                          31,000       2,404
                                              --------------------------------------------------------------------------
                                                                                                               3,944

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF Investments

(DOLLARS IN THOUSANDS)



                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE

    PHARMACEUTICALS--5.9%                     Abbott Laboratories                                 13,600    $    517
                                              Allergan, Inc.                                       3,800         374
                                              Alza Corp.*                                         25,900       1,119
                                              American Home Products Corp.                         4,300         224
                                              Astra AB "A" (ADR)(c)                               13,200         296
                                              Bristol-Myers Squibb Co.                            21,100       1,542
                                              Eli Lilly & Co.                                     12,000         861
                                              Johnson & Johnson                                   20,700       2,148
                                              Merck & Co., Inc.                                   10,300         809
                                              Pfizer, Inc.                                        16,200         586
                                              Schering-Plough Corp.                               16,000         818
                                              Warner-Lambert Co.                                   9,700         870
                                              --------------------------------------------------------------------------
                                                                                                              10,164
------------------------------------------------------------------------------------------------------------------------

    MEDIA--2.7%                               True North Communications, Inc.                     31,300       1,246
    ADVERTISING--.7%
                                              --------------------------------------------------------------------------

    BROADCASTING &                            Time Warner, Inc.                                    5,100         315
    ENTERTAINMENT--.2%
                                              --------------------------------------------------------------------------

    CABLE TELEVISION--.9%                     AT&T Corp-Liberty Media Group*                      11,000         460
                                              Comcast Corp. "A"                                   11,800         533
                                              Media One Group, Inc.*                               6,700         531
                                              --------------------------------------------------------------------------
                                                                                                               1,524

    MISCELLANEOUS--.9%                        TV Guide, Inc.*                                     25,700       1,631
                                              --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.9%                       Dow Chemicals Co.                                    5,100         597
    CHEMICALS--.7%                            M.A. Hanna Co.                                      51,000         532
                                              --------------------------------------------------------------------------
                                                                                                               1,129

    DIVERSIFIED                               Barnes Group, Inc.                                  22,700         369
    MANUFACTURING--2.4%                       General Electric Co.                                11,300       1,468
                                              Minnesota Mining & Manufacturing Co.                 8,900         851
                                              Tyco International Ltd.                             36,216       1,451
                                              --------------------------------------------------------------------------
                                                                                                               4,139

    ELECTRICAL PRODUCTS--.7%                  Emerson Electric Co.                                20,000       1,140
                                              --------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.0%                Carlisle Companies Inc.                             11,300         379
                                              Corning, Inc.                                        7,100         665
                                              QUALCOMM Inc.*                                       2,100         761
                                              --------------------------------------------------------------------------
                                                                                                               1,805

    MACHINERY/COMPONENTS/                     Federal-Mogul Corp.                                  8,100         181
    CONTROLS--.6%                             Parker-Hannifin Corp.                               18,600         875
                                              --------------------------------------------------------------------------
                                                                                                               1,056

    OFFICE EQUIPMENT/                         Lexmark International Group Inc. "A"*                4,900         407
    SUPPLIES--.2%
                                              --------------------------------------------------------------------------

    MISCELLANEOUS--.3%                        PE Corp-PE Biosystems Group                          6,700         547
                                              --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE

    SERVICE INDUSTRIES--3.2%                  Electronic Data Systems Corp.                       24,300    $  1,563
    EDP SERVICES--2.0%                        First Data Corp.                                    20,600         891
                                              PSINet, Inc.*                                       19,700         985
                                              --------------------------------------------------------------------------
                                                                                                               3,439

    INVESTMENT--.3%                           Charles Schwab Corp.                                14,200         539
                                              --------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL                  Galileo International, Inc.                         22,300         714
    SERVICES--.7%                             Kelly Services, Inc. "A"                            20,600         540
                                              --------------------------------------------------------------------------
                                                                                                               1,254

    MISCELLANEOUS CONSUMER                    H & R Block Inc.                                     9,100         391
    SERVICES--.2%
                                              --------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--23.5%                         America Online Inc.*                                50,000       3,634
    COMPUTER SOFTWARE--8.5%                   Computer Associates International, Inc.             16,000       1,040
                                              Microsoft Corp.*                                    78,200       7,120
                                              Oracle Systems Corp.*                               20,300       1,377
                                              Parametric Technology Corp.*                        42,700         969
                                              Reynolds and Reynolds Co.                           30,400         589
                                              --------------------------------------------------------------------------
                                                                                                              14,729

    DIVERSE ELECTRONIC                        Applied Materials, Inc.*                             5,300         516
    PRODUCTS--2.6%                            Dell Computer Corp.*                                30,000       1,290
                                              Motorola, Inc.                                      16,900       1,931
                                              Solectron Corp.*                                     3,700         305
                                              Teradyne, Inc.*                                     10,000         436
                                              --------------------------------------------------------------------------
                                                                                                               4,478

    EDP PERIPHERALS--2.1%                     EMC Corp.*                                          28,900       2,415
                                              Mercury Interactive Corp.*                           4,600         382
                                              Network Appliance, Inc.*                             6,600         777
                                              --------------------------------------------------------------------------
                                                                                                               3,574

    ELECTRONIC COMPONENTS/                    Cisco Systems, Inc.*                                46,800       4,174
    DISTRIBUTORS--2.4%
                                              --------------------------------------------------------------------------

    ELECTRONIC DATA                           Hewlett-Packard Co.                                 16,900       1,603
    PROCESSING--4.7%                          International Business Machines Corp.               13,900       1,433
                                              Seagate Technology, Inc.*                           59,300       2,194
                                              Sun Microsystems, Inc.*                             22,700       3,002
                                              --------------------------------------------------------------------------
                                                                                                               8,232

    MILITARY ELECTRONICS--.2%                 Computer Sciences Corp.*                             5,000         326
                                              --------------------------------------------------------------------------

    OFFICE/PLANT                              Novell Inc.*                                        22,800         446
    AUTOMATION--.3%
                                              --------------------------------------------------------------------------

    SEMICONDUCTORS--2.7%                      Intel Corp.                                         35,400       2,715
                                              QLogic Corp.*                                        4,100         464
                                              Xilinx, Inc.*                                       17,300       1,548
                                              --------------------------------------------------------------------------
                                                                                                               4,727

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



                                                                                                NUMBER OF
                                                                                                 SHARES      VALUE

    TRANSPORTATION--1.3%                      AMR Corp.*                                          15,000    $    913
    AIRLINES--.5%
                                              --------------------------------------------------------------------------

    RAILROADS--.8%                            CSX Corp.                                           18,800         669
                                              Canadian National Railway Co.                       25,800         763
                                              --------------------------------------------------------------------------
                                                                                                               1,432
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.0%                           Allegheny Energy, Inc.                              26,100         757
    ELECTRIC UTILITIES                        Peco Energy Co.                                     11,000         362
                                              Unicom Corp.                                        19,500         623
                                              --------------------------------------------------------------------------
                                                                                                               1,742
                                              --------------------------------------------------------------------------
                                              TOTAL COMMON STOCK
                                              (Cost $143,607)                                                170,143
                                              --------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100.0%
                                              (Cost $147,141)(a)                                            $173,677
                                              --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purpose was $147,280. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $26,397. This consist of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $31,987 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,590.

(b) Repurchase agreement is fully collateralized by U.S. Treasury or Government agency Securities.

(c) Securities valued in good faith the Valuation Committee of the Board of Trustees at fair value amounted to $296,343 (.17% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at November 30, 1999 aggregated $241,780. These securities may also have certain restrictions to resale.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (cost $147,141)             $173,677
------------------------------------------------------------------------
Cash                                                                   1
------------------------------------------------------------------------
Receivable for investments sold                                    2,831
------------------------------------------------------------------------
Dividends receivable                                                 209
------------------------------------------------------------------------
Receivable for Fund shares sold                                      148
------------------------------------------------------------------------
Foreign taxes recoverable                                              3
------------------------------------------------------------------------
TOTAL ASSETS                                                     176,869
------------------------------------------------------------------------
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Payable for investments purchased                                  2,273
------------------------------------------------------------------------
Payable for Fund shares redeemed                                     674
------------------------------------------------------------------------
Accrued management fee                                               187
------------------------------------------------------------------------
Other accrued expenses and payables                                  342
------------------------------------------------------------------------
TOTAL LIABILITIES                                                  3,476
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $173,393
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on Investment
  securities                                                    $ 26,536
------------------------------------------------------------------------
Accumulated net realized gain (loss)                              21,432
------------------------------------------------------------------------
Paid-in capital                                                  125,425
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $173,393
------------------------------------------------------------------------
------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($89,662 / 4,899 outstanding shares of beneficial
  interest, $.01 par value, unlimited shares authorized)          $18.30
------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $18.30)          $19.42
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($74,352 / 4,205 outstanding shares of beneficial
  interest, $.01 par value, unlimited shares authorized)          $17.68
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,379 / 531
  outstanding shares of beneficial interest, $.01 par value,
  unlimited shares authorized)                                    $17.68
------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15)                $ 1,809
-----------------------------------------------------------------------
Interest                                                            290
-----------------------------------------------------------------------
Total income                                                      2,099
-----------------------------------------------------------------------
Expenses:
Management fee                                                    1,171
-----------------------------------------------------------------------
Services to shareholders                                            711
-----------------------------------------------------------------------
Custodian and accounting fees                                        17
-----------------------------------------------------------------------
Distribution services fees                                          588
-----------------------------------------------------------------------
Administrative services fees                                        393
-----------------------------------------------------------------------
Auditing                                                             43
-----------------------------------------------------------------------
Legal                                                                12
-----------------------------------------------------------------------
Trustees' fees and expenses                                          13
-----------------------------------------------------------------------
Reports to shareholders                                             101
-----------------------------------------------------------------------
Registration fees                                                    11
-----------------------------------------------------------------------
Other                                                                24
-----------------------------------------------------------------------
Total expenses, before expense reductions                         3,084
-----------------------------------------------------------------------
Expense reductions                                                 (127)
-----------------------------------------------------------------------
Total expenses, after expense reductions                          2,957
-----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (858)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------
Net realized gain (loss) from Investments                        22,362
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on Investments                                                  4,036
-----------------------------------------------------------------------
Net gain (loss) on investment transactions                       26,398
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $25,540
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                ----------------------------
                                                                  1999                1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   (858)               (213)
--------------------------------------------------------------------------------------------
Net realized gain (loss)                                          22,362               2,115
--------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     4,036              10,221
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      25,540              12,123
--------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
    Class A                                                       (1,117)             (1,830)
--------------------------------------------------------------------------------------------
    Class B                                                         (936)             (1,520)
--------------------------------------------------------------------------------------------
    Class C                                                          (93)               (105)
--------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         71,602              68,263
--------------------------------------------------------------------------------------------
Reinvestment of distributions                                      2,076               3,319
--------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (68,470)            (33,200)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                     5,208              38,382
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 28,602              47,050
--------------------------------------------------------------------------------------------
Net assets at beginning of period                                144,791              97,741
--------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $173,393             144,791
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                           ----------------------------------------------------
                                                               CLASS A
                                           ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                                                OCTOBER 16
                                                                                (COMMENCEMENT
                                                YEAR ENDED NOVEMBER 30,         OF OPERATIONS)
                                           ----------------------------------   TO NOVEMBER 30,
                                            1999      1998     1997     1996       1995
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $15.82    14.62    12.95    10.02         9.50
-----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   .03(a)   .01      .02      .05          .02
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    2.68     1.69     2.48     2.88          .50
-----------------------------------------------------------------------------------------------
Total from investment operations              2.71     1.70     2.50     2.93          .52
-----------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                  (.23)    (.50)    (.83)      --           --
-----------------------------------------------------------------------------------------------
Total distributions                           (.23)    (.50)    (.83)      --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $18.30    15.82    14.62    12.95        10.02
-----------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                         17.42(B) 12.06    20.83    29.24(B)      5.47**
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year ($ in
  thousands)                                89,662   76,705   52,059   20,432        2,695
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.42     1.42     1.41     1.59         1.35*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.41     1.42     1.41     1.47         1.35*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.15)     .22      .35      .43         2.25*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    105       92       56       82           --*
-----------------------------------------------------------------------------------------------

                                           ----------------------------------------------------
                                                                 CLASS B
                                           ----------------------------------------------------
                                                                                FOR THE PERIOD
                                                                                OCTOBER 16
                                                                                (COMMENCEMENT
                                                YEAR ENDED NOVEMBER 30,         OF OPERATIONS)
                                           ----------------------------------   TO NOVEMBER 30,
                                            1999      1998     1997     1996       1995
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period        $15.40    14.37    12.83    10.02         9.50
-----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  (.10)(a) (.07)    (.07)    (.04)         .02
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transaction                     2.61     1.60     2.44     2.85          .50
-----------------------------------------------------------------------------------------------
Total from investment operations              2.51     1.53     2.37     2.81          .52
-----------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                  (.23)    (.50)    (.83)      --           --
-----------------------------------------------------------------------------------------------
Total distributions                           (.23)    (.50)    (.83)      --           --
-----------------------------------------------------------------------------------------------
Net asset value, end of period              $17.68    15.40    14.37    12.83        10.02
-----------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                         16.58(B) 11.06(B) 19.96(B) 28.04(B)      5.47**
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Net assets at end of year ($ in
  thousands)                                74,352   62,287   42,888   17,617        2,720
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                2.31     2.38     2.32     2.44         2.10*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                2.19     2.27     2.27     2.27         2.10*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (.93)    (.63)    (.51)    (.37)        1.50*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    105       92       56       82           --*
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ------------------------------------------------
                                                                     CLASS C
                                                 ------------------------------------------------
                                                                                  FOR THE PERIOD
                                                                                  OCTOBER 16
                                                                                  (COMMENCEMENT
                                                    YEAR ENDED NOVEMBER 30,       OF OPERATIONS)
                                                 ------------------------------   TO NOVEMBER 30,
                                                  1999    1998    1997    1996       1995
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $15.40   14.37   12.84   10.01         9.50
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                       (.11)(a)(.04)   (.05)   (.04)         .01
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investment
transactions                                       2.62    1.57    2.41    2.87          .50
-------------------------------------------------------------------------------------------------
Total from investment operations                   2.51    1.53    2.36    2.83          .51
-------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions      (.23)   (.50)   (.83)     --           --
-------------------------------------------------------------------------------------------------
Total distributions                                (.23)   (.50)   (.83)     --           --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                   $17.68   15.40   14.37   12.84        10.01
-------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                              16.58(B)11.06(B)19.86(B)28.27(B)      5.37**
-------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets at end of year ($ in thousands)        9,379   5,799   2,794   1,043          436
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)    2.68    2.16    2.15    2.22         2.07*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)     2.14    2.16    2.15    2.22         2.07*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)          (.88)   (.52)   (.39)   (.32)        1.53*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         105      92      56      82           --*
-------------------------------------------------------------------------------------------------

NOTES:
(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect of sales charges.
 * Annualized
** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Value+Growth Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES    For the year ended November 30, 1999, investment
                            transactions (excluding short-term instruments) are as follows (in thousands):

                            Purchases                                   $173,034

                            Proceeds from sales                          167,459

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .72% of the first $250 million of average daily net assets declining to .54% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,171,000 for the year ended November 30, 1999, which is equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 1999 are $38,000.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 1999 are $764,000, of which $48,000 is unpaid.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 1999 are $393,000, of which $1,000 is unpaid.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $535,000 for the year ended November 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1999, the Fund made no payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                              YEAR ENDED NOVEMBER 30,
                                                                       1999                             1998
                                                               ---------------------           ----------------------
                                                               SHARES        AMOUNT            SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                 2,270       $ 38,412             2,280       $ 35,097
                                       ------------------------------------------------------------------------------
                                        Class B                 1,530         25,065             1,752         26,217
                                       ------------------------------------------------------------------------------
                                        Class C                   323          5,344               262          3,913
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED ON REINVESTMENT OF DIVIDENDS
                                        Class A                    68          1,080               126          1,770
                                       ------------------------------------------------------------------------------
                                        Class B                    59            905               105          1,448
                                       ------------------------------------------------------------------------------
                                        Class C                     8             91                 7            101
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                (2,453)       (42,007)           (1,317)       (20,082)
                                       ------------------------------------------------------------------------------
                                        Class B                (1,258)       (20,767)             (593)        (8,765)
                                       ------------------------------------------------------------------------------
                                        Class C                  (177)        (2,915)              (86)        (1,317)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   165          2,781               200          3,036
                                       ------------------------------------------------------------------------------
                                        Class B                  (170)        (2,781)             (204)        (3,036)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS          $  5,208                         $ 38,382
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $3,000 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The Fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER VALUE + GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Value + Growth Fund as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Value + Growth Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended and the financial highlights for each of the fiscal periods since 1995 in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 2000

TAX INFORMATION

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.23 per share from net long-term capital gains during its year ended November 30, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $17,284,000 as capital gain dividends for its year ended November 30, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY           MAUREEN E. KANE
Trustee                           President                Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA        CAROLINE PEARSON
Trustee                           Vice President and       Assistant Secretary
                                  Secretary
LINDA C. COUGHLIN                                          BRENDA LYONS
Trustee                           DONALD E. HALL           Assistant Treasurer
                                  Vice President
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           ANN M. MCCREARY
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        WILLIAM F. TRUSCOTT
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
WILLIAM P. SOMMERS
Trustee


 ................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ...............................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 ...............................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ...............................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 ...............................................................................
INDEPENDENT                           ERNST & YOUNG
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606
 ...............................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITER                           222 South Riverside Plaza
                                      Chicago, IL 60606
                                      www.kemper.com


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KVGF - 2 (1/26/00) 1099500